EX-99.(16)(a)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BRIDGEWAY FUNDS, INC., a Maryland Corporation (“Bridgeway”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of Bridgeway; and

WHEREAS, the undersigned is a Director of Bridgeway, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TAMMIRA PHILIPPE as her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of Bridgeway on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization, and any and all amendments thereto, of the Small-Cap Growth Fund into the Small-Cap Value Fund, with power to affix the corporate seal of Bridgeway thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorney full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorney may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name and seal as of this 18th day of May 2021.

/s/ Karen S. Gerstner Karen S. Gerstner, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BRIDGEWAY FUNDS, INC., a Maryland Corporation (“Bridgeway”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of Bridgeway; and

WHEREAS, the undersigned is a Director of Bridgeway, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TAMMIRA PHILIPPE as his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of Bridgeway on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization, and any and all amendments thereto, of the Small-Cap Growth Fund into the Small-Cap Value Fund, with power to affix the corporate seal of Bridgeway thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorney full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorney may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 18th day of May 2021.

/s/ Miles Douglas Harper, III Miles Douglas Harper, III, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BRIDGEWAY FUNDS, INC., a Maryland Corporation (“Bridgeway”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of Bridgeway; and

WHEREAS, the undersigned is a Director of Bridgeway, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TAMMIRA PHILIPPE as his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of Bridgeway on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization, and any and all amendments thereto, of the Small-Cap Growth Fund into the Small-Cap Value Fund, with power to affix the corporate seal of Bridgeway thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorney full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorney may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 18th day of May 2021.

/s/ Evan Harrel Evan Harrel, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BRIDGEWAY FUNDS, INC., a Maryland Corporation (“Bridgeway”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of Bridgeway; and

WHEREAS, the undersigned is a Vice President and Director of Bridgeway, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TAMMIRA PHILIPPE as his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of Bridgeway on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization, and any and all amendments thereto, of the Small-Cap Growth Fund into the Small-Cap Value Fund, with power to affix the corporate seal of Bridgeway thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorney full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorney may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 18th day of May 2021.

/s/ John N. R. Montgomery John N. R. Montgomery, Vice President and Director